Exhibit 99.2

Supplemental Data Sheet	Amounts in thousands (except customers, interactions and employees)
Unaudited Last updated July 27, 2011

	Q1	Q2	Q3	Q4	FY	Q1	Q2	Q3	Q4	YTD
	2008	2008	2008	2008	2008	2009	2009	2009	2009	2009

Revenue
Revenue	32,898	35,221	36,237	36,079	140,435	36,037	36,340	38,731	41,579	152,687
YoY Growth	28%	33%	24%	18%	25%	10%	3%	7%	15%	9%
Recurring Revenue	24,412	25,459	25,917	26,476	102,264	25,955	27,393	29,741	32,161	115,250
YoY Growth	27%	25%	19%	12%	20%	6%	8%	15%	21%	13%
Pro Service Revenue	8,342	9,648	10,281	9,588	37,859	9,992	8,916	8,977	9,407	37,292
YoY Growth	42%	67%	49%	46%	51%	20%	-8%	-13%	-2%	-1%

North America Revenue %	67%	67%	70%	74%	69%	75%	72%	72%	71%	72%
EMEA Revenue %	25%	25%	22%	19%	23%	18%	19%	19%	19%	19%
APAC Revenue %	8%	8%	8%	7%	8%	7%	9%	9%	10%	9%

Backlog and Backlog Related Metrics
Current Portion of Software Backlog	69,737	75,766	77,478	84,103		82,186	89,138	96,650	104,983
TTM Growth						20%	18%	20%	21%
YoY Growth	21%	26%	18%	20%		18%	18%	25%	25%

Total Backlog	138,629	147,052	145,088	150,872		138,000	152,424	166,305	179,892
Current Backlog	88,419	95,498	95,044	101,995		96,546	103,984	115,944	121,275
Non-Current Backlog	50,210	51,554	50,044	48,877		41,454	48,440	50,361	58,617

Deal Size Distribution
> $1M	4	6	4	7	21	1	10	7	8	26
$100K-$1M	73	86	76	91	326	59	60	83	90	292
<$100K	464	470	528	527	1,989	443	421	388	435	1,687

Top 5 industry sales-TTM
High-Tech	18%	21%	22%	23%		21%	21%	22%	20%
Public Sector	13%	12%	12%	14%		14%	15%	18%	16%
Entertainment/Media	4%	5%	6%	6%		6%	12%	10%	11%
Retail/CPG	14%	15%	15%	14%		15%	14%	13%	15%
Telecom	19%	15%	13%	13%		12%	10%	13%	16%
All other	32%	32%	32%	30%		32%	28%	24%	22%

Margin & Earnings Metrics (Non-GAAP)*
Gross Margin %	63%	64%	64%	67%	64%	67%	70%	71%	70%	70%
Software Margin %	80%	81%	80%	81%	80%	81%	82%	83%	82%	82%
Professional Services Margin %	15%	21%	22%	26%	21%	31%	31%	31%	28%	30%
Operating expense as % of Revenue	72%	69%	65%	63%	67%	60%	63%	61%	62%	62%
Operating Margin %	-9%	-5%	-1%	4%	-3%	7%	7%	10%	8%	8%
Operating Margin	(2,976)	(1,759)	(444)	1,267	(3,912)	2,531	2,510	3,693	3,408	12,142
Non-GAAP EPS (Diluted)	$(0.06)	$(0.04)	$—	$0.06	$(0.04)	$0.09	$0.09	$0.12	$0.10	$0.39

Other Metrics
Headcount	718	765	777	737	737	742	756	792	797	797
New Customer	64	73	68	59	264	26	53	56	51	212
Interactions (in millions)	463	477	576	583	2,099	584	586	620	704	2,494

	Q1	Q2	Q3	Q4	YTD	Q1	Q2	YTD
	2010	2010	2010	2010	2010	2011	2011	2011

Revenue
Revenue	42,102	43,454	48,593	51,373	185,522	52,329	54,816	107,145
YoY Growth	17%	20%	25%	24%	22%	24%	26%	25%
Recurring Revenue	33,025	34,730	38,613	40,977	147,345	41,913	45,409	87,322
YoY Growth	27%	27%	30%	27%	28%	27%	31%	29%
Pro Service Revenue	9,077	8,724	9,980	10,396	38,177	10,416	9,407	19,823
YoY Growth	-9%	-2%	11%	11%	2%	15%	8%	11%

North America Revenue %	71%	70%	69%	66%	69%	65%	63%
EMEA Revenue %	19%	19%	19%	20%	19%	20%	21%
APAC Revenue %	10%	11%	12%	14%	12%	15%	16%

Backlog and Backlog Related Metrics
Current Portion of Software Backlog	103,264	106,275	117,628	134,004		142,102	151,947
TTM Growth	23%	24%	23%	24%		27%	33%
YoY Growth	26%	19%	22%	28%		38%	43%

Total Backlog	196,225	211,911	252,338	295,830		316,124	333,861
Current Backlog	120,606	121,011	134,174	148,619		154,599	163,599
Non-Current Backlog	75,619	90,900	118,164	147,211		161,525	170,262

Deal Size Distribution
> $1M	14	11	17	18	60	9	12	21
$100K-$1M	91	106	112	129	438	96	120	216
<$100K	423	436	436	434	1,729	494	501	995

Top 5 industry sales-TTM
High-Tech	22%	22%	22%	21%		22%	21%
Public Sector	15%	17%	22%	20%		21%	18%
Entertainment/Media	10%	8%	13%	13%		14%	16%
Retail/CPG	15%	15%	13%	13%		11%	12%
Telecom	15%	15%	12%	10%		10%	10%
All other	23%	23%	18%	23%		22%	23%

Margin & Earnings Metrics (Non-GAAP)*
Gross Margin %	69%	70%	71%	73%	71%	70%	72%	71%
Software Margin %	83%	83%	85%	86%	84%	84%	85%	85%
Professional Services Margin %	20%	17%	17%	21%	19%	13%	6%	9%
Operating expense as % of Revenue	63%	61%	58%	59%	60%	60%	61%	61%
Operating Margin %	6%	9%	13%	14%	11%	10%	11%	10%
Operating Margin	2,490	3,987	6,336	7,245	20,058	5,161	5,760	10,921
Non-GAAP EPS (Diluted)	$0.07	$0.09	$0.15	$0.17	$0.49	$0.10	$0.15	$0.26

Other Metrics
Headcount	836	871	887	920	920	1,035	1,040	1,040
New Customer	46	38	66	53	203	71	76	147
Interactions (in millions)	765	801	786	811	3,163	870	873	1,743

*	Note: The supplemental data sheet refers to certain non-GAAP financial results. Please refer to our reconciliations of GAAP, which can be found in our Company's earnings release(s), which is posted on the Investor Relations portion of our website.

Consolidated Balance Sheets	Amounts in thousands
Unaudited Last updated July 27, 2011

	Mar 31,	Jun 30,	Sep 30,	Dec 31,	Mar 31,	Jun 30,	Sep 30,	Dec 31,	Mar 31,	Jun 30,
	2009	2009	2009	2009	2010	2010	2010	2010	2011	2011
Assets
Current assets:
Cash and cash equivalents	51,462	46,987	32,388	41,546	43,114	61,212	77,728	181,948	131,998	121,792
Short-term investments	36,517	42,808	60,634	54,977	55,293	38,228	31,287	94,759	117,659	134,133
Accounts receivable	24,220	31,670	31,034	31,850	29,723	33,020	36,367	39,037	34,349	45,563
Term receivables	4,810	4,107	3,011	2,417	1,762	1,271	371	301	209	140
Less allowance for doubtful accounts	(1,901)	(1,910)	(1,701)	(1,914)	(1,794)	(1,697)	(1,867)	(2,021)	(1,800)	(1,774)
Deferred tax asset	—	—	—	—	—	—	—	3,801	3,806	3,810
Prepaid & other current assets	7,593	7,815	8,689	8,828	9,620	9,178	8,816	10,080	10,867	11,451

Total current assets	122,701	131,477	134,055	137,704	137,718	141,212	152,702	327,905	297,088	315,115

Long-term investments	4,980	4,792	—	—	—	—	—	—	—	—
Property and equipment, net	9,187	9,775	9,781	10,122	10,154	10,850	11,063	10,702	12,644	13,003
Term receivables, noncurrent	2,804	2,159	1,447	1,105	810	537	82	14	5	6
Deferred tax asset, noncurrent	—	—	—	—	—	—	—	16,480	16,713	16,756
Long-term prepaid & other current assets	3,170	3,641	3,769	4,363	4,512	4,709	4,960	9,654	9,313	9,325
Goodwill	4,358	4,358	7,975	7,975	7,975	7,975	7,975	7,975	31,953	32,392
Intangible and other assets, net	1,746	1,380	3,247	3,166	3,694	4,586	5,407	6,149	19,115	19,512

Total assets	148,946	157,582	160,274	164,435	164,863	169,869	182,189	378,879	386,831	406,109

Liabilities, Preferred Stock and Stockholders’ Equity
Current liabilities:
Accounts payable and accrued liabilities	14,309	17,847	16,601	16,573	19,967	22,013	23,425	23,826	27,307	25,284
Commissions and bonuses payable	3,084	4,958	4,838	6,271	4,964	4,597	6,142	7,137	4,678	6,030
Current portion of long-term debt	46	45	34	22	10	—	—	—	—	—
Deferred revenue	78,755	85,176	89,161	88,603	86,395	86,933	88,669	90,350	86,244	97,792

Total current liabilities	96,194	108,026	110,634	111,469	111,336	113,543	118,236	121,313	118,229	129,106

Deferred revenue, noncurrent	24,452	18,908	14,780	12,724	9,300	7,894	5,394	2,969	1,939	2,355
Long-term debt	10	—	—	—	—	—	—	175,000	175,000	175,000
Other long-term liabilities	—	—	—	—	—	—	—	—	453	446

Stockholders’ equity (deficit):
Common stock	34	34	34	34	34	34	34	35	36	36
Additional paid-in capital	104,345	107,281	109,394	112,439	115,680	118,652	125,416	136,717	145,359	152,268
Treasury stock, at cost	(15,007)	(15,007)	(15,007)	(15,007)	(15,007)	(15,007)	(15,007)	(29,149)	(29,149)	(29,149)
Other comprehensive income (loss)	1,875	1,260	1,394	1,125	1,284	1,113	1,581	1,951	3,533	4,422
Accumulated deficit	(62,957)	(62,920)	(60,955)	(58,349)	(57,764)	(56,360)	(53,465)	(29,957)	(28,569)	(28,375)

Total stockholders’ equity	28,290	30,648	34,860	40,242	44,227	48,432	58,559	79,597	91,210	99,202

Total liabilities, preferred stock and stockholders’ equity	148,946	157,582	160,274	164,435	164,863	169,869	182,189	378,879	386,831	406,109

Consolidated Statement of Operations
Unaudited Last updated July 27, 2011	Amounts in thousands (except net income (loss) per share)

	2008					2009
	Q1	Q2	Q3	Q4	YTD	Q1	Q2	Q3	Q4	YTD
Revenue:
Software, hosting and support	24,556	25,573	25,956	26,491	102,576	26,045	27,424	29,754	32,172	115,395
Professional services	8,342	9,648	10,281	9,588	37,859	9,992	8,916	8,977	9,407	37,292

Total revenue	32,898	35,221	36,237	36,079	140,435	36,037	36,340	38,731	41,579	152,687

Cost of revenue:
Software, hosting and support	5,035	5,043	5,305	5,014	20,397	4,949	4,954	5,232	5,813	20,948
Professional services	7,285	7,810	8,133	7,212	30,440	7,008	6,346	6,365	6,891	26,610

Total cost of revenue	12,320	12,853	13,438	12,226	50,837	11,957	11,300	11,597	12,704	47,558

Gross profit	20,578	22,368	22,799	23,853	89,598	24,080	25,040	27,134	28,875	105,129

Operating expenses:
Sales and marketing	16,818	17,627	16,889	16,294	67,628	14,863	16,008	16,175	17,705	64,751
Research and development	4,486	4,507	4,671	4,628	18,292	4,756	5,051	5,100	5,314	20,221
General and administrative	3,516	3,890	3,215	2,994	13,615	3,446	4,207	4,018	4,130	15,801

Total operating expenses	24,820	26,024	24,775	23,916	99,535	23,065	25,266	25,293	27,149	100,773

Operating income (loss)	(4,242)	(3,656)	(1,976)	(63)	(9,937)	1,015	(226)	1,841	1,726	4,356
Interest and other income, net	938	519	552	687	2,696	401	351	342	1,000	2,094

Income (loss) before income taxes	(3,304)	(3,137)	(1,424)	624	(7,241)	1,416	125	2,183	2,726	6,450
(Provision) benefit for income taxes	(92)	5	(23)	68	(42)	(153)	(89)	(218)	(119)	(579)

Net income (loss)	(3,396)	(3,132)	(1,447)	692	(7,283)	1,263	36	1,965	2,607	5,871

Net income (loss) per share:
Basic	$(0.10)	$(0.09)	$(0.04)	$0.02	$(0.22)	$0.04	$0.00	$0.06	$0.08	$0.18
Diluted	$(0.10)	$(0.09)	$(0.04)	$0.02	$(0.22)	$0.04	$0.00	$0.06	$0.08	$0.18

Shares used in the computation:
Basic	33,532	33,582	33,640	32,692	33,362	31,784	31,677	31,733	31,815	31,752
Diluted	33,532	33,582	33,640	33,204	33,362	32,249	32,160	32,424	33,047	32,336

Supplemental information of non-GAAP reconciling items included in:
Cost of recurring revenue	77	79	87	80	323	96	142	120	102	460
Cost of professional services	153	165	158	162	638	133	209	138	132	612
Sales and marketing	538	595	738	583	2,454	622	952	761	694	3,029
Research and development	235	242	252	240	969	262	377	285	254	1,178
General and administrative	263	816	297	265	1,641	403	1,056	548	500	2,507
Interest and other income, net	—	—	—	—	—	—	—	—	(1,000)	(1,000)
(Provision) benefit for income taxes	—	—	—	—	—	—	—	—	—	—

Total non-GAAP reconciling items (pre-tax)	1,266	1,897	1,532	1,330	6,025	1,516	2,736	1,852	682	6,786

	2010					2011
	Q1	Q2	Q3	Q4	YTD	Q1	Q2	YTD

Revenue:
Software, hosting and support	33,025	34,730	38,613	40,977	147,345	41,913	45,409	87,322
Professional services	9,077	8,724	9,980	10,396	38,177	10,416	9,407	19,823

Total revenue	42,102	43,454	48,593	51,373	185,522	52,329	54,816	107,145

Cost of revenue:
Software, hosting and support	5,879	5,952	5,923	5,855	23,609	7,326	7,746	15,072
Professional services	7,332	7,378	8,395	8,348	31,453	9,410	9,411	18,821

Total cost of revenue	13,211	13,330	14,318	14,203	55,062	16,736	17,157	33,893

Gross profit	28,891	30,124	34,275	37,170	130,460	35,593	37,659	73,252

Operating expenses:
Sales and marketing	18,724	18,777	20,006	21,888	79,395	22,550	24,913	47,463
Research and development	5,132	4,797	5,160	5,065	20,154	5,596	5,581	11,177
General and administrative	4,299	4,324	4,975	5,108	18,706	6,171	6,377	12,548

Total operating expenses	28,155	27,898	30,141	32,061	118,255	34,317	36,871	71,188

Operating income (loss)	736	2,226	4,134	5,109	12,205	1,276	788	2,064
Interest and other income, net	183	19	454	(311)	345	768	(1,116)	(348)

Income (loss) before income taxes	919	2,245	4,588	4,798	12,550	2,044	(328)	1,716
(Provision) benefit for income taxes	(334)	(841)	(1,693)	18,708	15,840	(654)	522	(132)

Net income (loss)	585	1,404	2,895	23,506	28,390	1,390	194	1,584

Net income (loss) per share:
Basic	$0.02	$0.04	$0.09	$0.72	$0.88	$0.04	$0.01	$0.05
Diluted	$0.02	$0.04	$0.09	$0.64	$0.83	$0.04	$0.01	$0.04

Shares used in the computation:
Basic	31,929	32,000	32,128	32,562	32,156	32,585	33,171	32,880
Diluted	33,431	33,427	33,659	37,574	34,568	35,482	36,048	35,792

Supplemental information of non-GAAP reconciling items included in:
Cost of recurring revenue	113	117	127	125	482	782	995	1,777
Cost of professional services	114	122	128	122	486	328	546	874
Sales and marketing	751	726	818	782	3,077	1,035	1,580	2,615
Research and development	257	240	254	237	988	349	443	792
General and administrative	520	556	875	870	2,821	1,391	1,408	2,799
Interest and other income, net	—	—	—	—	—	(1,565)	253	(1,312)
(Provision) benefit for income taxes	—	—	—	(19,732)	(19,732)	—	—	—

Total non-GAAP reconciling items (pre-tax)	1,755	1,761	2,202	(17,596)	(11,878)	2,320	5,225	7,545

Consolidated Statements of Cash Flow
Unaudited Last updated July 27, 2011	Amounts in thousands

	2008					2009
	Q1	Q2	Q3	Q4	YTD	Q1	Q2	Q3	Q4	YTD
Operating activities
Net income (loss)	(3,396)	(3,132)	(1,447)	692	(7,283)	1,263	36	1,965	2,607	5,871
Noncash adjustments:
Depreciation and amortization	1,954	1,956	1,956	1,905	7,771	1,887	1,726	1,797	2,081	7,491
Provision for losses on accounts receivable	89	26	64	33	212	57	30	30	40	157
Stock-based compensation expense	1,266	1,897	1,532	1,330	6,025	1,516	2,736	1,852	1,682	7,786
Deferred tax asset valuation allowance reversal	—	—	—	—	—	—	—	—	—	—
Foreign currency exchange gain on acq.	—	—	—	—	—	—	—	—	—	—
Changes in operating accounts:
Receivables	7,447	4,062	1,143	(7,878)	4,774	13,569	(5,171)	2,333	524	11,255
Prepaid and other current assets	(852)	(804)	(1,168)	(900)	(3,724)	399	(583)	(693)	(614)	(1,491)
Accounts payable and accrued liabilities	2,292	(257)	42	(720)	1,357	(1,823)	3,099	(1,427)	(35)	(186)
Commissions and bonuses payable	(1,523)	742	166	1,545	930	(2,553)	1,743	(132)	1,393	451
Deferred revenue	(3,434)	4,001	(3,566)	7,168	4,169	(9,429)	(2,038)	(569)	(2,880)	(14,916)
Other	(173)	83	(52)	635	493	—	503	(247)	(577)	(321)

Cash provided (used) by operating activities	3,670	8,574	(1,330)	3,810	14,724	4,886	2,081	4,909	4,221	16,097

Investing activities
Acquistion of property and equipment	(1,522)	(1,536)	(1,309)	(1,425)	(5,792)	(584)	(1,841)	(1,240)	(1,912)	(5,577)
Business acquisitions	—	—	—	—	—	—	—	(5,906)	—	(5,906)
Intangible asset additions						(100)		(144)	(410)	(654)
Change in investments, net	(1,970)	748	2,218	12,435	13,431	(2,251)	(6,059)	(13,081)	5,558	(15,833)
Other	—	—	—	—	—	—	—	—	—	—

Cash provided (used) for investing activities	(3,492)	(788)	909	11,010	7,639	(2,935)	(7,900)	(20,371)	3,236	(27,970)

Financing activities
Net proceeds from (payments on) long-term debt	(11)	(11)	(11)	(10)	(43)	(12)	(11)	(12)	(11)	(46)
Debt issuance costs	—	—	—	—	—	—	—	—	—	—
Proceeds from issuance of stock:
Common stock issued under employee benefit plans	414	234	618	130	1,396	78	151	167	1,352	1,748
Common stock repurchase (Treasury)	—	—	—	(13,209)	(13,209)	(1,798)	—	—	—	(1,798)
Other	51	(53)	—	(133)	(135)	89	48	95	11	243

Cash provided (used) by financing activities	454	170	607	(13,222)	(11,991)	(1,643)	188	250	1,352	147

Effect of foreign exchange rates	278	234	(1,822)	(1,338)	(2,648)	(251)	1,156	613	349	1,867

Net change in cash and cash equivalents	910	8,190	(1,636)	260	7,724	57	(4,475)	(14,599)	9,158	(9,859)

Cash and cash equivalents at beginning of period	43,681	44,591	52,781	51,145	43,681	51,405	51,462	46,987	32,388	51,405

Cash and cash equivalents at end of period	44,591	52,781	51,145	51,405	51,405	51,462	46,987	32,388	41,546	41,546

	2010					2011
	Q1	Q2	Q3	Q4	YTD	Q1	Q2	YTD
Operating activities
Net income (loss)	585	1,404	2,895	23,506	28,390	1,390	194	1,584
Noncash adjustments:
Depreciation and amortization	2,065	1,872	1,812	2,023	7,772	2,802	3,318	6,120
Provision for losses on accounts receivable	50	31	50	60	191	20	21	41
Stock-based compensation expense	1,755	1,761	2,202	2,136	7,854	2,739	3,988	6,727
Deferred tax asset valuation allowance reversal	—	—	—	(19,732)	(19,732)	—	—	—
Foreign currency exchange gain on acq.	—	—	—	—	—	(1,819)	—	(1,819)
Changes in operating accounts:
Receivables	2,449	(2,910)	(963)	(2,605)	(4,029)	8,029	(11,010)	(2,981)
Prepaid and other current assets	(1,054)	175	289	(672)	(1,262)	(202)	(10)	(212)
Accounts payable and accrued liabilities	3,556	2,152	948	463	7,119	1,494	(2,117)	(623)
Commissions and bonuses payable	(1,244)	(329)	1,451	999	877	(2,512)	1,355	(1,157)
Deferred revenue	(4,614)	(160)	(2,887)	(727)	(8,388)	(8,428)	11,535	3,107
Other	(38)	19	176	(455)	(298)	(16)	(852)	(868)

Cash provided (used) by operating activities	3,510	4,015	5,973	4,996	18,494	3,497	6,422	9,919

Investing activities
Acquistion of property and equipment	(1,640)	(2,196)	(1,639)	(1,233)	(6,708)	(3,117)	(2,031)	(5,148)
Business acquisitions	—	—	—	—	—	(33,837)	—	(33,837)
Intangible asset additions	(1,034)	(1,305)	(1,120)	(1,101)	(4,560)	(1,491)	(1,592)	(3,083)
Change in investments, net	(342)	17,107	6,935	(63,513)	(39,813)	(22,886)	(16,411)	(39,297)
Other	—	—	—	—	—	—	—	—

Cash provided (used) for investing activities	(3,016)	13,606	4,176	(65,847)	(51,081)	(61,331)	(20,034)	(81,365)

Financing activities
Net proceeds from (payments on) long-term debt	(12)	(10)	—	175,000	174,978	(240)	(20)	(260)
Debt issuance costs	—	—	—	(5,036)	(5,036)			—
Proceeds from issuance of stock:
Common stock issued under employee benefit plans	1,159	409	3,068	8,184	12,820	5,311	3,065	8,376
Common stock repurchase (Treasury)	—	—	—	(14,142)	(14,142)	—		—
Other	328	802	1,491	982	3,603	591	(142)	449

Cash provided (used) by financing activities	1,475	1,201	4,559	164,988	172,223	5,662	2,903	8,565

Effect of foreign exchange rates	(401)	(724)	1,808	83	766	2,222	503	2,725

Net change in cash and cash equivalents	1,568	18,098	16,516	104,220	140,402	(49,950)	(10,206)	(60,156)

Cash and cash equivalents at beginning of period	41,546	43,114	61,212	77,728	41,546	181,948	131,998	181,948

Cash and cash equivalents at end of period	43,114	61,212	77,728	181,948	181,948	131,998	121,792	121,792

Currency Component Data Sheet

Unaudited

As of July 27, 2011

	Currency Component of Total Revenue-TTM as of June 30, 2011	Currency exchange rate into USD as of July 26, 2011	Impact of 1 percent change in fx exchange rate per 100M in revenue

GBP	10%	1.6390	163,900
EUR	5%	1.4474	72,370
AUD	10%	1.0935	109,353
USD and other	75%	n/a

Total	100%		345,623

	Currency Component of Total Expense-TTM as of June 30, 2011	Currency exchange rate into USD as of July 26, 2011	Impact of 1 percent change in fx exchange rate per 100M in expense

GBP	10%	1.6390	163,900
EUR	6%	1.4474	86,843
AUD	3%	1.0935	32,806
USD and other	81%	n/a

Total	100%		283,549

TTM=Trailing Twelve Months